Diversified Investors Funds Group II
Shareholder Meeting Results
(Unaudited)

There was a special meeting of shareholders of The Diversified Investors Funds Group II (the Trust) held at 4 Manhattanville Road, Purchase, New York 10577 on October 30, 2007. At the meeting, the proposals listed below were approved. The following is a report of the total votes cast by the Trust s shareholders.

Proposal For Withheld
To elect a New Board

Leo J. Hill 552,721,627.249 11,155,500.305
Russell A. Kimball, Jr. 552,691,150.230 11,185,977.324
Norm R. Nielsen 552,697,936.886 11,179,190.668
John W. Waechter 552,685,738.747 11,191,388.807
Neal M. Jewell 551,914,645.712 11,962,481.842
Eugene M. Mannella 551,921,901.070 11,955,226.484
Joyce Galpern Norden 551,907,238.959 11,969,888.595
Patricia L. Sawyer 552,686,853.844 11,190,273.710
John K Carter 552,666,919.838 11,210,207.716

Proposal For Against Abstain
To approve a new Investment Advisory Agreement with Transamerica Asset Management, Inc.

Aggressive Equity Fund 10,235,234.359 2,504.342 2,913.033
Balanced Fund 7,810,753.904 3,630.084 122.553
Core Bond Fund 55,067,862.133 3,325.693 16.107
Equity Growth Fund 75,812,499.768 62,863.924 2,941,936.665
Growth & Income Fund 26,786,456.011 2,915.504 16,487.505
High Quality Bond Fund 21,523,327.185 513.746 518.142
High Yield Bond Fund 11,266,650.318 9,027.495 4,142.929
Inflation-Protected Securities Fund 2,890,521.590 0.000 96.212
International Equity Fund 43,226,793.683 74,367.813 1,871,980.181
Mid-Cap Growth Fund 4,159,698.749 0.000 0.000
Mid-Cap Value Fund 11,141,031.638 17,715.917 517,095.332
Money Market Fund 20,026,612.629 6,304.564 505,166.850
Small-Cap Growth Fund 1,949,136.669 0.000 0.000
Small-Cap Value Fund 2,371,480.985 0.000 0.000
Special Equity Fund 20,914,068.290 1,645.591 13,967.512
Stock Index Fund 63,817,611.221 45,062.338 2,462,597.939
Total Return Bond Fund 4,222,095.233 11,471.178
536.075
Value & Income Fund 58,588,100.314 32,682.660 2,181,213.189
Value Fund 4,738,616.506 3,961.619 540.971

Proposal
For Against Abstain
To approve an amendment to the Declaration of Trust
552,353,095.537 649,004.236 10,875,027.781

Proposal For Against Abstain
To approve a change to the fundamental investment policy relating to borrowing

Aggressive Equity Fund 10,235,234.359 1,710.287 3,707.088
Balanced Fund 7,810,753.904 3,630.084 122.553
Core Bond Fund 55,063,445.602 7,701.527 56.804
Equity Growth Fund 75,772,373.355 93,526.594 2,951,400.409
Growth & Income Fund 26,786,456.011 2,915.504 16,487.505
High Quality Bond Fund 21,523,327.185 513.746 518.142
High Yield Bond Fund 11,257,623.067 15,676.659 6,521.016
Inflation-Protected Securities Fund 2,890,521.590 0.000 96.212
International Equity Fund 43,228,582.231 81,609.135 1,862,950.311
Mid-Cap Growth Fund 4,159,698.749 0.000 0.000
Mid-Cap Value Fund 11,135,500.424 22,937.226 517,405.237
Money Market Fund 20,021,244.921 11,518.317 505,320.805
Small-Cap Growth Fund 1,949,136.669 0.000 0.000
Small-Cap Value Fund 2,371,480.985 0.000 0.000
Special Equity Fund 20,912,991.768 1,383.379 15,306.247
Stock Index Fund 63,774,882.929 67,235.728 2,483,152.841
Total Return Bond Fund 4,211,194.755 11,938.234 10,969.497
Value & Income Fund 58,574,334.872 42,475.973 2,185,185.320
Value Fund 4,739,035.393 2,976.293 1,107.410

Proposal For Against Abstain
To approve a change to the fundamental investment policy relating to senior securities

Aggressive Equity Fund 10,235,234.359 1,710.287 3,707.088
Balanced Fund 7,810,753.904 3,630.084 122.553
Core Bond Fund 55,063,445.602 7,701.527 56.804
Equity Growth Fund 75,810,375.535 54,664.417 2,952,260.405
Growth & Income Fund 26,786,456.011 2,915.504 16,487.505
High Quality Bond Fund 21,523,327.185 513.746 518.142
High Yield Bond Fund11,260,602.950 12,332.998 6,884.794
Inflation-Protected Securities Fund2,890,521.590 0.000 96.212
International Equity Fund 43,236,769.681 66,951.005 1,869,420.991
Mid-Cap Growth Fund 4,159,698.749 0.000 0.000
Mid-Cap Value Fund 11,136,797.826 21,290.523 517,754.539
Money Market Fund 20,024,801.908 7,998.997 505,283.138
Small-Cap Growth Fund 1,949,136.669 0.000 0.000
Small-Cap Value Fund 2,371,480.985 0.000 0.000
Special Equity Fund 20,912,991.768 1,383.379 15,306.247
Stock Index Fund 63,797,838.362 58,458.767 2,468,974.369
Total Return Bond Fund 4,211,194.755 11,938.234 10,969.497
Value & Income Fund 58,584,945.891 30,783.947 2,186.266.327
Value Fund 4,739,035.393 2,186.147 1,897.556

Proposal For Against Abstain
To approve a change to the fundamental investment policy relating to underwriting

Aggressive Equity Fund 10,236,845.633 99.013 3,707.088
Balanced Fund 7,810,753.904 3,630.084 122.553
Core Bond Fund 55,063,235.445 7,911.684 56.804
Equity Growth Fund 75,795,631.527 70,965.441 2,950,703.389
Growth & Income Fund 26,786,456.011 2,915.504 16,487.505
High Quality Bond Fund 21,523,327.185 513.746 518.142
High Yield Bond Fund 11,261,006.708 10,327.426 8,486.608
Inflation-Protected Securities Fund 2,890,521.590 0.000 96.212

International Equity Fund 43,226,827.468 83,236.383 1,863,077.826

Mid-Cap Growth Fund 4,159,698.749 0.000 0.000
Mid-Cap Value Fund 11,138,371.899 20,774.756 516,696.232
Money Market Fund 20,022,050.068 10,750.837 505,283.138
Small-Cap Growth Fund 1,949,136.669 0.000 0.000
Small-Cap Value Fund 2,371,480.985 0.00 0.000
Special Equity Fund 20,913,409.870 965.277 15,306.247
Stock Index Fund 63,796,594.155 58,936.175 2,469,741.168
Total Return Bond Fund 4,213,097.516 11,938.234 9,066.736
Value & Income Fund 58,586,458.540 35,451.183 2,180,086.441
Value Fund 4,738,616.506 3,395.180 1,107.410

Proposal For Against Abstain
To approve a change to the fundamental investment policy relating to real estate

Aggressive Equity Fund 10,235,816.437 1,128.209 3,707.088
Balanced Fund 7,810,753.904 3,630.084 122.553
Core Bond Fund 55,056,447.503 14,669.626 56.804
Equity Growth Fund 75,796,575.195 70,249.261 2,950,475.901
Growth & Income Fund 26,786,456.011 2,915.504 16,487.505
High Quality Bond Fund 21,523,327.185 513.746 518.142
High Yield Bond Fund 11,259,147.312 13,790.562 6,882.868
Inflation-Protected Securities Fund 2,890,521.590 0.000 96.212
International Equity Fund 43,228,716.904 81,844.493 1,862,580.280
Mid-Cap Growth Fund 4,159,698.749 0.000 0.000
Mid-Cap Value Fund 11,134,170.283 25,156.106 516,516.498
Money Market Fund 20,020,818.489 11,982.417 505,283.138
Small-Cap Growth Fund 1,949,136.669 0.000 0.000
Small-Cap Value Fund 2,371,480.985 0.000 0.000
Special Equity Fund 20,911,332.298 3,042.849 15,306.247
Stock Index Fund 63,797,282.936 62,012.052 2,465,976.510
Total Return Bond Fund 4,211,194.755 13,840.995 9,066.736
Value & Income Fund 58,581,956.568 39,953.155 2,180,086.441
Value Fund 4,738,616.506 3,395.180 1,107.410

Proposal For Against Abstain
To approve a change to the fundamental investment policy relating to making loans

Aggressive Equity Fund 10,235,816.437 1,922.264 2,913.033
Balanced Fund 7,810,753.904 3,630.084 122.553
Core Bond Fund 55,056,447.503 14,699.626 56.804
Equity Growth Fund 75,768,505.576 97,395.880 2,951,398.901
Growth & Income Fund 26,786,456.011 2,915.504 16,487.505
High Quality Bond Fund 21,523,327.185 513.746 518.142
High Yield Bond Fund 11,259,193.230 13,723.977 6,903.535
Inflation-Protected Securities Fund 2,890,521.590 0.000 96.212
International Equity Fund 43,214,779.856 92,545.177 1,865,816.644
Mid-Cap Growth Fund 4,159,698.749 0.000 0.000
Mid-Cap Value Fund 11,131,924.399 26,175.008 517,743.481
Money Market Fund 20,020,730.990 12,032.128 505,320.925
Small-Cap Growth Fund 1,949,136.669 0.00 0.000
Small-Cap Value Fund 2,371,480.985 0.000 0.000
Special Equity Fund 20,911,332.298 3,356.035 14,993.060
Stock Index Fund 63,771,695.704 72,754.596 2,480,821.198
Total Return Bond Fund 4,210,648.357 13,840.995 9,613.134
Value & Income Fund 58,574,657.602 46,171.114 2,181,167.448
Value Fund 4,739,035.393 2,976.293 1,107.410

Proposal For Against Abstain
To approve a change to the fundamental investment policy relating to concentration

Aggressive Equity Fund 10,235,816.437 1,128.209 3,707.088
Balanced Fund 7,810,753.904 3,630.084 122.553
Core Bond Fund 55,068,232.317 2,914.812 56.804
Equity Growth Fund 75,796,886.546 66,780.762 2,953,633.049
Growth & Income Fund 26,786,456.011 2,915.504 16,487.505
High Quality Bond Fund 21,523,327.185 513.746 518.142
High Yield Bond Fund 11,261,190.170 10,425.721 8,204.851
Inflation-Protected Securities Fund 2,890,521.590 0.000 96.212
International Equity Fund 43,229,629.068 76,448.497 1,867,064.112
Mid-Cap Growth Fund 4,159,698.749 0.000 0.000
Mid-Cap Value Fund 11,136,983.393 20,809.459 518,050.035
Money Market Fund 20,024,279.649 8,337.719 505,466.675
Small-Cap Growth Fund 1,949,136.669 0.000 0.000
Small-Cap Value Fund 2,371,480.985 0.000 0.000
Special Equity Fund 20,911,381.109 2,083.542 16,216.742
Stock Index Fund 63,792,192.474 63,251.796 2,469,827.228
Total Return Bond Fund 4,213,097.516 11,938.234 9,066.736
Value & Income Fund 58,578,686.127 33,804.093 2,189,505.943
Value Fund 4,739,406.652 2,605.034 1,107.410

Proposal For Against Abstain
To approve a change to the fundamental investment policy relating to commodities

Aggressive Equity Fund 10,235,816.437 99.013 4,736.284
Balanced Fund 7,810,753.904 3,630.084 122.553
Core Bond Fund 55,070,608.222 538.907 56.804
Equity Growth Fund 75,778,853.992 87,967.535 2,950,478.830
Growth & Income Fund 26,786,456.011 2,915.504 16,487.505
High Quality Bond Fund 21,523,327.185 513.746 518.142
High Yield Bond Fund 11,263,490.415 9,897.461 6,432.866
Inflation-Protected Securities Fund 2,890,521.590 0.000 96.212

International Equity Fund 43,229,939.122 77,347.931 1,865,854.624

Mid-Cap Growth Fund 4,159,698.749 0.000 0.000
Mid-Cap Value Fund 11,133,935.542 24,502.108 517,405.237
Money Market Fund 20,024,448.172 8,352.733 505,283.138

Small-Cap Growth Fund 1,949,136.669 0.000 0.000
Small-Cap Value Fund 2,371,480.985 0.000 0.000
Special Equity Fund 20,912,499.374 965.277 16,216.742
Stock Index Fund 63,789,929.137 66,743.505 2,468,598.856
Total Return Bond Fund 4,211,194.755 11,938.234 10,969.497
Value & Income Fund 58,578,657.600 37,202.560 2,186,136.004
Value Fund 4,739,825.539 2,186.147 1,107.410

Proposal For Against Abstain
To approve an amended 12b-1 Plan
Aggressive Equity Fund 10,236,263.555 681.091 3,707.088
Balanced Fund 7,810,753.904 3,630.084 122.553
Core Bond Fund 55,067,857.639 3,289.490 56.804
Equity Growth Fund 75,733,527.662 110,599.319 2,973,173.375
Growth & Income Fund 26,786,456.011 2,915.504 16,487.505
High Quality Bond Fund 21,522,962.008 878.924 518.142
High Yield Bond Fund 11,255,626.496 15,373.104 8,821.141
Inflation-Protected Securities Fund 2,890,521.590 0.000 96.212 International Equity Fund 43,202,163.778 90,842.367 1,880,135.532
Mid-Cap Growth Fund 4,159,698.749 0.000 0.000
Mid-Cap Value Fund 11,126,955.614 26,318.688 522,568.585
Money Market Fund 20,024,431.981 14,142.926 499,509.136
Small-Cap Growth Fund 1,949,136.669 0.000 0.000
Small-Cap Value Fund 2,371,480.985 0.000 0.000
Special Equity Fund 20,618,292.899 295,994.014 15,394.480
Stock Index Fund 63,500,655.423 333,200.422 2,491,415.653
Total Return Bond Fund 4,213,097.516 11,471.178 9,533.792
Value & Income Fund 58,413,607.524 193,903.803 2,194,484.837
Value Fund 4,738,616.506 3,395.180 1,107.410